Exhibit 99.1

Copano Energy
IPAA OGIS MLP Investor Conference
Houston, TX

NASDAQ: CPNO
January 15, 2009

Copano Energy

Disclaimer
Statements made by representatives of Copano Energy, L.L.C. (“Copano”) during this presentation will include “forward-looking statements,” as defined in the federal securities laws.
All statements that address activities, events or developments that Copano expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by Copano’s management based on their experience and perception of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances.
Whether actual results and developments in the future will conform to Copano’s expectations is subject to a number of risks and uncertainties, many of which are beyond Copano’s control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then Copano’s actual results may differ materially from those implied or expressed by forward-looking statements made during this presentation. These risks and uncertainties include the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to complete any pending acquisitions and integrate any acquired assets or operations; Copano’s ability to continue to obtain new sources of natural gas supply; the ability of key producers to continue to drill and successfully complete and attach new natural gas supplies; Copano’s ability to retain key customers; the availability of local, intrastate and interstate transportation systems and other facilities to transport natural gas and natural gas liquids; Copano’s ability to access sources of liquidity when needed and to obtain additional financing, if necessary, on acceptable terms; the effectiveness of Copano’s hedging program; unanticipated environmental or other liability; general economic conditions; the effects of government regulations and policies; and
other financial, operational and legal risks and uncertainties detailed from time to time in the Risk
Factors sections of Copano’s annual and quarterly reports filed with the Securities and Exchange
Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Copano Energy

Introduction to Copano
• Serves natural gas producers in three leading producing
 regions
• Founded in 1992 - built through more than 45 acquisitions
 and major capital projects
Texas
South Texas and
North Texas
Oklahoma
Central and Eastern Oklahoma
Rocky Mountains
Wyoming’s Powder River Basin

Copano Energy

Key Metrics
• Service throughput volumes exceed 1,700,000 MMBtu per
 day of natural gas(1)
• Equity market cap: $823 million(2)
• Enterprise value: $1.5 billion(2)
• Copano has outperformed its peer group since IPO with a
 total return of 74%(2) compared to the Alerian MLP Total
 Return Index (AMZX) total return of 10%(2) over the same
 period
(1) Includes unconsolidated affiliates.
(2) Equity value as of January 13, 2009.

Copano Energy

Copano’s LLC Structure
Characteristic	Typical MLP	Copano Energy	Typical Corporation
Non-Taxable Entity
Tax Shield on Distributions
Tax Reporting
General Partner
Incentive Distribution Rights
Voting Rights
Schedule K-1
Schedule K-1
Form 1099

Copano Energy

Today’s Agenda
Throughput
Volume Outlook
Commodity
Prices and
Margin
Sensitivities
Capital Access
Distribution Policy
and Outlook

Copano Service Throughput Volumes
Segment Service Throughput (MMbtu/d)
Total Company Service Throughput (MMbtu/d)
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
4Q07
1Q08
2Q08
3Q08
Oklahoma
Texas
RockyMountains
Total Company

Note: Includes affiliates, net of intercompany volumes

7

Copano Energy
• Total service throughput volumes grew 12% from 4Q07 -
 3Q08
 – 4Q08E volumes exceeded 3Q08
 – All three segments participated in year-over-year volume
 growth
Total Volume Trends

Copano Energy

• Rich gas (primarily Hunton de-watering play)
 – Drilling activity remains consistent
 – 8 rigs running currently in the Hunton and 14 in other rich gas areas
 – High BTU gas, processing upgrade and low geologic risk
 support drilling economics
• Lean gas
 – Drilling activity has remained consistent despite lower per MCF netbacks
 – 7 rigs currently running
 – Recent bolt-on acquisition and expansion project will increase volumes beginning 1Q09
Oklahoma Volume Outlook

Copano Energy

South Texas Volume Outlook
• Volumes remain consistent overall
• Several south Texas niche areas remain strong
• January Upper Gulf Coast transport volumes are at
 exceptional daily levels

Copano Energy

North Texas Volume Outlook
• Drilling activity remains steady
• 4-5 rigs running in our gathering area
• Producers focused on higher-performing “sweet spots”
• High BTU, processing upgrade and low geologic risk
 support drilling economics, but declining crude prices are a negative
• Completion of St. Jo plant in 2Q09 may attract additional
 volumes

Copano Energy

Rocky Mountains Volume Outlook
• Bighorn:
 – 2009 volumes expected to increase based on de-watering of
 2008 new well connections
 – Development of extensive acreage dedication remains active but will be driven by drilling economics
• Fort Union:
 – Volumes have increased and should accelerate in 2009 based on new well tie-ins following pipeline and amine treating
 expansion

Copano Energy

Commodity Prices and Margin
Sensitivities
Commodity
Prices and
Margin
Sensitivities
Distribution Policy
and Outlook
Capital Access
Throughput
Volume Outlook

Recent Oklahoma Prices
$ per MMbtu
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
10/1/2008
10/8/2008
10/15/2008
10/22/2008
10/29/2008
11/5/2008
11/12/2008
11/19/2008
11/26/2008
12/3/2008
12/10/2008
12/17/2008
12/24/2008
12/31/2008
1/7/2009
CPE
Ethane
Sun Posting
Propane+

Copano Energy

Oklahoma Commodity Prices

Copano Energy

Oklahoma Contract Mix
• Third quarter 2008
 – Total service throughput volumes: 243,000 MMBtu/d(1)
 – Unit margin: $1.50/MMBtu(2)
 – Increasing percentage of contract volumes (approximately
 56%) contain fee-based components, including volumes
 subject to minimum margin provisions
 – Approximately 75% of contract volumes are directly correlated with NGL prices
• Fourth quarter 2008:
 – 54 days in full processing
 – 38 days in ethane rejection
(1) Excludes 11,557 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.
(2) Refers to Oklahoma segment gross margin ($33.536 million) divided by Oklahoma service throughput volumes
 (243,000 MMBtu/d) for the period. See Appendix for reconciliation of Oklahoma segment gross margin.

Recent Texas Prices
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$ per MMbtu
10/1/2008
10/8/2008
10/15/2008
10/22/2008
10/29/2008
11/5/2008
11/12/2008
11/19/2008
11/26/2008
12/3/2008
12/10/2008
12/17/2008
12/24/2008
12/31/2008
1/7/2009
HSC
Ethane
WTI
Propane+

Copano Energy

Texas Commodity Prices

Copano Energy

Texas Contract Mix
• Third quarter 2008
 – Total service throughput volumes: 670,000 MMBtu/d(1)
 – Unit margin: $0.67/MMBtu(2)
 – Approximately 84% of contract volumes have fee-based
 components, including volumes subject to minimum margin
 provisions
 – Approximately 88% of contract volumes directly correlated with
 NGL prices
• Fourth quarter 2008:
 – 35 days in full processing
 – 17 days in ethane rejection
 – 40 days in conditioning mode
(1) Excludes 97,906 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.
(2) Refers to Texas segment gross margin ($41.392 million) divided by Texas service throughput volumes (670,000
 MMBtu/d) for the period. See Appendix for reconciliation of Texas segment gross margin.

Recent Cheyenne Hub Rocky Mountains Prices
$ per MMbtu
$8
$6
$4
$2
$0
10/3/2008
10/10/2008
10/17/2008
10/24/2008
10/31/2008
11/7/2008
11/14/2008
11/21/2008
11/28/2008
12/5/2008
12/12/2008
12/19/2008
12/26/2008
1/2/2009
1/9/2009

Copano Energy

Rocky Mountains Natural Gas
Prices

Copano Energy

Rocky Mountains Contract Mix
• Third Quarter 2008
 – Total service throughput volumes:
 • Consolidated (producer services): 230,000 MMBtu/d
 • Unconsolidated affiliates:
 ▪ Bighorn: 210,000 MMBtu/d
 ▪ Fort Union: 735,000 MMBtu/d
• All Bighorn and Fort Union margins are fixed fee
 – Virtually all producer services margins are fixed margin

- Copano's hedge portfolio provides cash flow stability based on combined gross margins and cash hedging settlements
  - In conditioning mode, Copano is indifferent to declining liquids prices below current spot levels
  - Matrix reflects 3Q08 volumes and operating conditions, adjusted using Copano's 2008 planning model

		Segment Gross Margins plus 2009 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$55,420	$55,103	$57,761	$58,626
	1/12/2009	$60,885	$56,969	$55,814	$58,472
	-25%	$65,402	$62,180	$58,516	$58,318
	-50%	$69,919	$66,697	$63,475	$60,051

Legend (cell colours):
- Blue: Full Recovery
- Green: Ethane Rejection
- Orange: Texas Conditioning Mode and Oklahoma Ethane Rejection

Copano Energy

Margin Sensitivities
Oklahoma and Texas Segments
Note: Please see Appendix for definitions of processing modes and additional details.

Copano Energy

Capital Access
Capital Access
Distribution Policy
and Outlook
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

- Copano has no need to access capital markets to support currently approved projects
  - At September 30, 2008:

($ in millions)

Sources		Uses	
Cash	$174	4Q08E Expansion Capital	$28
Credit Facility(1)	$345	Two year-end 2008 Acquisitions	$13
		2009E Expansion Capital	$58
		McMullen Lateral Acquisition(1)	$110
Total Sources	**$519**	**Total Uses**	**$209**
		Remaining Liquidity	**$310**

- Debt access limited but potentially available
- Equity access constrained but potentially available
  - Would only make sense for accretive transactions

Copano Energy

Capital Access
(1) Credit facility availability is $345 million only in the case of a qualifying acquisition. The McMullen Lateral acquisition would qualify, but remains subject to FERC approval. Please see Appendix for additional details.

Copano Energy

Distribution Policy and Outlook
Distribution Policy
and Outlook
Capital Access
Commodity
Prices and
Margin
Sensitivities
Throughput
Volume Outlook

$0.6500
$0.6000
$0.5500
$0.5000
$0.4500
$0.4000
$0.3500
$0.3000
$0.2500
$0.2000
$0.1500
$0.1000
4Q 2004 (3)
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
$0.2000
$0.2100
$0.2250
$0.2500
$0.2750
$0.3000
$0.3375
$0.3750
$0.4000
$0.4200
$0.4400
$0.4700
$0.5100
$0.5300
$0.5600
$0.5700
$0.5750
$0.1960
$0.2058
$0.2198
$0.2411
$0.2603
$0.2791
$0.3028
$0.3215
$0.3340
$0.3440
$0.3540
$0.3690
$0.3890
$0.3990
$0.4140
$0.4190
$0.4215
36.4% higher
CPNO Actual Distributions(1)
Traditional MLP Structure(2)

Copano Energy

Distribution Track Record
• On January 14, 2009, Copano announced its sixteenth
 consecutive increase in quarterly distributions since its IPO
(1) All pre-1Q 2007 distributions are adjusted to reflect Copano’s 3/30/07 two-for-one unit split.
(2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP.
(3) Actual $0.10 distribution per unit was for the period from November 15, 2004 through December 31, 2004.
Note: Please see Appendix for additional details.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Rocky Mountains Volumes	$40 - $55	• Resource play • Drilling activity • Dewatering rates • Fort Union expansion • New projects
St. Jo Plant and North Texas Volumes(2)	$10 - $15	• Resource play • Drilling activity • Product prices • New suppliers
Oklahoma Volumes(2)	$25 - $35	• Resource play • Drilling activity • Product prices
Transco McMullen Lateral spin -down and South Texas integration projects(2)	$15 - $20	• FERC approval • Product prices • New attachments
(1) Compared to 3Q08 annualized levels.
(2) Reflects January 2009 forward price curves with regression based NGL prices.

Copano Energy

Distribution Outlook
Driver	Potential 2011 - 2012 Annual Incremental Total DCF Impact(1) ($ in millions)	Comments and Risk Factors
Balance Sheet, Contract and Cost Management	$10 - $15	• Cash deployment • Debt management • G&A and O&M efficiencies • Market conditions
Forward Commodity Prices (3Q08 vs. 2012 forward curve with regression based NGL pricing and without hedges)	$(88)	• Reflects January 2009 forward quotes • Future market conditions
Future Acquisitions and Major Projects	TBD	• Opportunities • Execution
(1) Compared to 3Q08 annualized levels.

Copano Energy

Appendix

Copano Energy
Oklahoma Assets
Appendix

Copano Energy
South Texas Assets
Appendix

Copano Energy

North Texas Assets
Appendix

WYOMING
Campbell
Crook
Weston
Johnson
Natrona
Niobrara
Carbon
Albany
Platte
Goshen
Copano Energy
Rocky Mountains
Assets
Legend

30

Copano Energy
Rocky Mountains Assets
Appendix

Copano Energy

Processing Modes
• Full Recovery
• Ethane Rejection
• Conditioning Mode
→ Texas and Oklahoma - If the value of
 recovered NGLs exceeds the fuel and gas
 shrinkage costs of recovering NGLs
→ Texas - If the value of recovered NGLs is less
 than the fuel and gas shrinkage cost of
 recovering NGLs (available at Houston
 Central plant and will be available at St. Jo
 plant in North Texas when completed)
→ Texas and Oklahoma - If the value of ethane
 is less than the fuel and shrinkage costs to
 recover ethane (in Oklahoma, ethane
 rejection at Paden plant is limited by nitrogen
 rejection facilities)
Appendix

Major Drivers of Unit Margins			
% of Service Throughput[2]	Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
33.6%		X		X
25.5%	X	X		X
22.6%	X			
8.2%	X		X	X
8.0%			X	X
2.1%		X		
100.0%	56.3%	61.2%	16.2%	75.3%

Copano Energy

Oklahoma Contract Mix
• Third quarter 2008 contract mix(1)
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 11,557 MMBtu/d service throughput for Southern Dome, a majority-owned affiliate.

Copano Energy

Oklahoma Net Commodity
Exposure
• Third quarter 2008(1)
 – Net share of NGLs:
 • Ethane: 2,300 BPD
 ▪ If in ethane rejection: 1,700 BPD(2)
 • Propane+: 2,700 BPD
 ▪ Propane: 70%
 ▪ Iso Butane: 8%
 ▪ Normal Butane: 23%
 ▪ Natural Gasoline: -1%(3)
 – Net share of natural gas: 6,300 MMBtu/d
 • Net share of natural gas if in ethane rejection: 7,700 MMBtu/d
 – Net share of field condensate: 900 BPD
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.
Appendix

Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$19,924	$17,557	$13,917	$8,993
	1/12/2009	$19,617	$15,812	$12,163	$8,524
	-25%	$19,333	$15,471	$11,701	$8,055
	-50%	$19,050	$15,188	$11,326	$7,589

Full Recovery

Ethane Rejection

Copano Energy

Oklahoma Commodity Price
Sensitivities
• Oklahoma segment gross margins excluding hedge
 settlements
 – Matrix reflects 3Q08 volumes and operating conditions,
 adjusted using Copano’s 2008 planning model
Appendix

- Third quarter 2008 contract mix[1]

% of Service Throughput[2]	Major Drivers of Unit Margins: Fixed Fee	Directly Correlated with Natural Gas Prices	Inversely Correlated with Natural Gas Prices	Directly Correlated with NGL Prices
69.5%	X		X	X
7.5%	X			
7.2%	X			X
6.5%				X
4.9%		X		X
4.2%		X		
0.2%	X	X		
100.0%	84.4%	9.3%	69.5%	88.0%

Copano Energy

Texas Contract Mix
Appendix
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries.
(2) Excludes 97,906 MMBtu/d service throughput for Webb Duval, a majority-owned affiliate.

Copano Energy

Texas Net Commodity Exposure
• Third quarter 2008(1)
 – Net share of NGLs:
 • Ethane: 4,800 BPD
 ▪ 8 BPD if in ethane rejection(2)
 • Propane+: 6,000 BPD
 ▪ Propane: 60%
 ▪ Iso Butane: 14%
 ▪ Normal Butane: 19%
 ▪ Natural Gasoline: 7%
 • Propane+ in conditioning mode: 80 BPD
 – Net share of natural gas: (43,000) MMBtu/d
 • Net share of natural gas if in ethane rejection: (19,000) MMBtu/d
 • Net share of natural gas if conditioning mode: 2,900 MMBtu/d
 – Net share of condensate(3): 1,700 BPD
 • Net share of condensate if conditioning mode: 700 BPD
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models for consolidated subsidiaries and quarterly back testing.
(2) Reflects North Texas volumes. Fractionation at Houston Central processing plant permits full ethane rejection.
(3) At the Houston Central processing plant, pentanes+ may be sold as condensate.
Appendix

Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$17,173	$12,143	$11,360	$10,068
	1/12/2009	$22,460	$15,268	$10,681	$9,898
	-25%	$26,777	$20,335	$13,362	$9,728
	-50%	$31,093	$24,651	$18,210	$11,442

Full Recovery
Ethane Rejection
Conditioning Mode

Copano Energy

Texas Commodity Price
Sensitivities
• Texas segment gross margins excluding hedge settlements
 – Matrix reflects 3Q08 volumes and operating conditions,
 adjusted using Copano’s 2008 planning model
Appendix

Copano Energy

Rocky Mountains Sensitivities
• Third Quarter 2008
 – Adjusted EBITDA volume sensitivity (positive or negative
 impact)
 • Consolidated (producer services): 10,000 MMBtu/d = $55,000
 • Unconsolidated affiliates:
 ▪ Bighorn: 10,000 MMBtu/d = $209,000
 ▪ Fort Union: 10,000 MMBtu/d = $70,000
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
Appendix

- Commodity hedging program supplements cash flow in 2009 through 2011 during less favorable commodity price periods

		2009 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$18,323	$25,404	$32,484	$39,565
	1/12/2009	$18,807	$25,888	$32,969	$40,050
	-25%	$19,292	$26,373	$33,454	$40,535
	-50%	$19,777	$26,858	$33,939	$41,019

		2010 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$19,206	$24,025	$28,844	$33,663
	1/12/2009	$19,206	$24,025	$28,844	$33,663
	-25%	$19,206	$24,025	$28,844	$33,663
	-50%	$19,206	$24,025	$28,844	$33,663

		2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	1/12/2009	-25%	-50%
Natural Gas Prices	+25%	$5,939	$11,368	$17,295	$23,223
	1/12/2009	$5,939	$11,368	$17,295	$23,223
	-25%	$5,939	$11,368	$17,295	$23,223
	-50%	$5,939	$11,368	$17,295	$23,223

39

Copano Energy
Hedging Impact
of Commodity Price Sensitivities
Appendix

- 2009 NGLs Hedge Settlement Matrix

	2009 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 2.25	$ (6,945)	$ (4,685)	$ (386)	$ (896)	$ (544)
$ 2.00	$ (5,892)	$ (3,727)	$ (290)	$ (819)	$ 366
$ 1.75	$ (4,838)	$ (2,769)	$ (194)	$ (743)	$ 2,101
$ 1.50	$ (3,784)	$ (1,811)	$ 102	$ (474)	$ 3,844
$ 1.25	$ (2,730)	$ (148)	$ 724	$ 464	$ 5,646
$ 1.00	$ (1,676)	$ 3,014	$ 1,347	$ 1,511	$ 7,467
$ 0.75	$ (116)	$ 6,918	$ 1,970	$ 2,641	$ 9,287
$ 0.50	$ 3,046	$ 10,942	$ 2,593	$ 3,772	$ 11,108
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 1,265	$ 1,610	$ 249	$ 452	$ 728

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2010 NGLs Hedge Settlement Matrix

	2010 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	**Ethane**	**Propane**	**Iso-Butane**	**Normal Butane**	**Condensate / Natural Gasoline**
$ 3.00	$ (4,656)	$ (5,386)	$ (689)	$ (1,391)	$ -
$ 2.50	$ (3,698)	$ (4,044)	$ (497)	$ (1,008)	$ 1,707
$ 2.25	$ (3,219)	$ (3,374)	$ (401)	$ (816)	$ 3,336
$ 2.00	$ (2,740)	$ (2,703)	$ (306)	$ (625)	$ 4,964
$ 1.75	$ (2,261)	$ (2,032)	$ 5	$ (184)	$ 6,593
$ 1.50	$ (1,782)	$ (1,361)	$ 484	$ 487	$ 8,222
$ 1.25	$ (1,303)	$ 965	$ 963	$ 1,157	$ 9,851
$ 1.00	$ (824)	$ 3,360	$ 1,442	$ 1,828	$ 11,480
$ 0.75	$ (345)	$ 5,755	$ 1,921	$ 2,499	$ 13,108
$ 0.50	$ 471	$ 8,151	$ 2,400	$ 3,169	$ 14,737
Increments below $0.50	**Ethane**	**Propane**	**Iso-Butane**	**Normal Butane**	**Condensate / Natural Gasoline**
$ 0.10	$ 805	$ 958	$ 192	$ 268	$ 652

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2011 NGLs Hedge Settlement Matrix

	2011 Average Quarterly Hedge Settlements *($ in thousands)*				
Price ($/Gal)	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 3.00	$ (4,704)	$ (5,433)	$ (698)	$ (1,403)	$ -
$ 2.50	$ (3,746)	$ (4,091)	$ (506)	$ (1,019)	$ -
$ 2.25	$ (3,267)	$ (3,421)	$ (410)	$ (828)	$ -
$ 2.00	$ (2,788)	$ (2,750)	$ (314)	$ (636)	$ -
$ 1.75	$ (2,309)	$ (2,079)	$ (218)	$ (445)	$ -
$ 1.50	$ (1,830)	$ (1,408)	$ 38	$ 29	$ -
$ 1.25	$ (1,351)	$ (462)	$ 326	$ 556	$ 686
$ 1.00	$ (872)	$ 1,071	$ 679	$ 1,171	$ 2,315
$ 0.75	$ (393)	$ 3,420	$ 1,350	$ 2,177	$ 3,943
$ 0.50	$ 282	$ 6,678	$ 2,020	$ 3,183	$ 5,572
Increments below $0.50	Ethane	Propane	Iso-Butane	Normal Butane	Condensate / Natural Gasoline
$ 0.10	$ 843	$ 1,303	$ 268	$ 402	$ 652

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on monthly average
 Mt. Belvieu NGL and NYMEX WTI prices. Positive amounts reflect payments from hedge counterparties under swap and put option instruments. Negative amounts reflect payments to hedge counterparties under swap instruments.
Appendix

- 2009 - 2011 Natural Gas Hedge Settlement Matrix

Price ($/MMBtu)	Average Quarterly Hedge Settlements *($ in thousands)* 2009 HSC	2009 CPE	2010 HSC	2011 HSC
$ 11.00	$ 2,555	$ -	$ 2,629	$ 2,889
$ 10.00	$ 1,643	$ -	$ 1,717	$ 1,976
$ 9.00	$ 913	$ -	$ 1,069	$ 1,328
$ 8.00	$ 183	$ -	$ 421	$ 680
$ 7.00	$ -	$ -	$ -	$ 32
$ 6.00	$ -	$ 433	$ -	$ -
$ 5.00	$ -	$ 890	$ -	$ -
$ 4.00	$ -	$ 1,346	$ -	$ -

Copano Energy

Hedging Impact
Note: All hedge instruments are reported in Copano’s SEC filings. Hedge settlements are based on first of the month
 Houston Ship Channel and CenterPoint East natural gas prices. Positive amounts reflect payments from hedge counterparties under call and put option instruments.
Appendix

Copano Energy

Liquidity
• At September 30, 2008
 – Cash: $174 million
 – Revolving credit facility availability
 • Without acquisition: approximately $300 million
 • With acquisition: approximately $345 million(1)
 • Remaining term: approximately 4 years
 • Currently LIBOR + 175 bps
 – $650 million senior notes
 • $350 million 8 ⅛% due 2016
 • $300 million 7 ¾% due 2018
 • Weighted average rate: 7.95%
 • Weighted average maturity: 8.5 years
(1) Reflects defined EBITDA limitation for three quarters following a qualifying acquisition.
Appendix

Copano Energy

Key Debt Terms and Covenants
• Senior Secured Revolving Credit Facility
 – $550 million facility with $100 million accordion
 – Maintenance tests:
 • 5x defined EBITDA(1) limitation on total debt
 ▪ 3.74x at September 30, 2008(2)
 • Minimum required interest coverage 2.5x defined EBITDA
 ▪ 4.17x at September 30, 2008
 • Defined EBITDA adds back hedge amortization and other non-
 cash expenses
 – Following an acquisition, Copano may increase total debt to defined EBITDA test to 5.5x for three quarters
(1) See this Appendix for reconciliation of defined EBITDA, which is referred to in our credit facility as
 “Consolidated EBITDA.”
(2) If $100 million cash had been used to reduce total debt, defined EBITDA to total debt would have been 3.32x.
Appendix

Copano Energy

Key Debt Terms and Covenants
• Senior Notes
 – Incurrence tests:
 • Minimum defined EBITDA to interest test of 2.00x for debt incurrence
 • Minimum defined EBITDA to interest test of 1.75x for restricted payments
 ▪ Defined EBITDA is similar to that for credit facility
Appendix

Copano Energy

Limited Liability Company Agreement
• Distributions based on “Available Cash”
 – Cash on hand at the end of a quarter less reserves established by the Board
 – Board may increase or decrease reserves quarterly
• Since IPO and as of September 30, 2008:
 – Initial available cash and reserve at IPO: $20 million
 – Cumulative cash from operations: $380 million
 – Cumulative distributions: $250 million
 – Cumulative reserves established by the Board: $150 million
Appendix

NYMEX Crude Oil (WTI) Forward Strip[1]

USD/Bbl
80
70
60
50
40
30
20
10
0
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13

Copano Energy

Oil Price Trends
(1) As of January 13, 2009.

NYMEX Natural Gas (HHUB) Forward Strip(1)
USD/MMBtu
10
9
8
7
6
5
4
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14

Copano Energy

Natural Gas Price Trends
(1) As of January 13, 2009.

Segment Gross Margin and Total Segment Gross Margin

- We define segment gross margin, with respect to a Copano operating segment, as segment revenue less cost of sales. Cost of sales includes the following: cost of natural gas and NGLs purchased from third parties, cost of natural gas and NGLs purchased from affiliates, cost of crude oil purchased from third parties, costs paid to third parties to transport volumes and costs paid to affiliates to transport volumes. Total segment gross margin is the sum of the operating segment gross margins and the results of Copano's risk management activities that are included in Corporate and other. We view total segment gross margin as an important performance measure of the core profitability of our operations. Segment gross margin allows Copano's senior management to compare volume and price performance of the segments and to more easily identify operational or other issues within a segment. The GAAP measure most directly comparable to total segment gross margin is operating income.
- The following table presents total segment gross margin and a reconciliation of total segment gross margin to the GAAP financial measure of operating income:

		Three Months Ended September 30, 2008
		($ in thousands)
Total Segment Gross Margin:		
Oklahoma	$	33,536
Texas		41,392
Rocky Mountains		1,257
Segment gross margin		76,185
Corporate and other		(14,408)
Total segment gross margin	$	61,777
Reconciliation of Total Segment Gross Margin to Operating Income:		
Operating income	$	24,033
Add: Operations and maintenance expenses		15,394
Depreciation and amortization		12,755
General and administrative expenses		11,042
Taxes other than income		723
Equity in earnings from unconsolidated affiliates		(2,170)
Total segment gross margin	$	61,777

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Appendix

Rocky Mountains
Reconciliation of EBITDA and adjusted EBITDA to net income:

		Three Months Ended September 30, 2008
Net Income	$	1,182
Add: Depreciation and Amortization		671
Add: Interest and other financing costs		-
Add: Provision for income taxes		-
EBITDA		1,853
Add: Amortization of difference between the carried investment and the underlying equity in net assets of equity investments		1,013
Add: Copano's share of depreciation and amortization included in equity in earnings from unconsolidated affiliates		4,610
Add: % of equity method investment interest and other financing costs		471
Adjusted EBITDA	$	7,947

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Adjusted EBITDA
• We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. Because a portion of our net income (loss) is attributable to equity in earnings (loss) from our equity investees (which include Bighorn, Fort Union, Webb Duval and Southern
 Dome), our management also calculates Adjusted EBITDA to reflect the depreciation and amortization expense embedded in equity in earnings (loss) from unconsolidated affiliates. Specifically, our management determines Adjusted EBITDA by adding to EBITDA (i) the amortization expense attributable to the difference between our carried investment in each unconsolidated affiliate and the underlying equity in its net assets, (ii) the portion of each unconsolidated affiliate’s depreciation and amortization expense, which is proportional to our ownership interest in that unconsolidated affiliate and (iii) the portion of each unconsolidated affiliate’s interest and other financing costs, which is proportional to our ownership interest in that unconsolidated affiliate.
• External users of our financial statements such as investors, commercial banks and research analysts use EBITDA or Adjusted EBITDA, and our management uses Adjusted EBITDA, as a supplemental financial measure to assess:
 – The financial performance of our assets without regard to financing methods, capital structure or historical cost basis;
 – The ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness;
 – Our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and
 – The viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities.
• The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to our Rocky Mountains segment to the GAAP financial measure of net income (loss):
Appendix

Consolidated EBITDA	LTM Ended 9/30/2008
Net Income	$ 67,924,965
Less: Interest and other financing costs- proforma for Cantera	(1,607,579)
Plus: Distributions received from unconsolidated affiliates	25,804,599
Equity losses of unconsolidated affiliates	-
Less: Equity earnings of unconsolidated affiliates	(8,184,734)
Consolidated Net Income	83,937,250
Plus: Consolidated interest charges	58,099,741
Income taxes	1,378,683
Depreciation and amortization expense	48,632,764
Non-cash expenses	54,575,549
Less: Income tax credits	-
Non-cash income	(4,440,577)
Consolidated EBITDA	$ 242,183,410

Copano Energy

Reconciliation of Non-GAAP
Financial Measures
Consolidated EBITDA
▪ EBITDA is also a financial measure that, with negotiated pro forma adjustments relating to acquisitions completed during the period, is reported to our lenders as Consolidated EBITDA and is used to compute our financial covenants under our senior secured revolving credit facility.
▪ The following table presents a reconciliation of the non-GAAP financial measure of Consolidated EBITDA to the GAAP financial measure of net income
 (loss):
Appendix

Copano Energy
NASDAQ: CPNO
January 2009